Exhibit 99.2
ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

	2006
	(53 week year)			2007			2008			2009
	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)
PERIOD	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)
1. Sales
1st Qtr	6%	657,271	20%	-4%	742,410	13%	-3%	800,178	8%	-30%	612,136	-24%
2nd Qtr	0%	658,696	15%	-2%	804,538	22%	-4%	845,799	5%	-30%	648,459	-23%
3rd Qtr	5%	863,448	22%	1%	973,930	13%	-14%	896,344	-8%	-22%	765,401	-15%
4th Qtr	-3%	1,138,744	18%	-1%	1,228,969	8%	-25%	997,955	-19%

Year	2%	3,318,158	19%	-1%	3,749,847	13%	-13%	3,540,276	-6%
6 Mos	3%	1,315,967	18%	-3%	1,546,948	18%	-4%	1,645,977	6%	-30%	1,260,595	-23%
9 Mos	4%	2,179,415	20%	-1%	2,520,878	16%	-8%	2,542,321	1%	-27%	2,025,996	-20%

			(% of Sales)			(% of Sales)			(% of Sales)			(% of Sales)
2. Cost of Goods Sold
1st Qtr		227,355	34.6%		255,141	34.4%		266,012	33.2%		224,452	36.7%
2nd Qtr		203,438	30.9%		251,100	31.2%		252,830	29.9%		217,456	33.5%
3rd Qtr		295,250	34.2%		328,887	33.8%		304,401	34.0%		278,471	36.4%
4th Qtr		383,109	33.6%		403,352	32.8%		355,341	35.6%

Year		1,109,152	33.4%		1,238,480	33.0%		1,178,584	33.3%
6 Mos		430,793	32.7%		506,241	32.7%		518,842	31.5%		441,908	35.1%
9 Mos		726,043	33.3%		835,128	33.1%		823,243	32.4%		720,379	35.6%

			(% of Sales)			(% of Sales)			(% of Sales)			(% of Sales)
3. Gross Profit
1st Qtr		429,915	65.4%		487,269	65.6%		534,166	66.8%		387,684	63.3%
2nd Qtr		455,258	69.1%		553,438	68.8%		592,969	70.1%		431,003	66.5%
3rd Qtr		568,198	65.8%		645,043	66.2%		591,943	66.0%		486,930	63.6%
4th Qtr		755,635	66.4%		825,617	67.2%		642,614	64.4%

Year		2,209,006	66.6%		2,511,367	67.0%		2,361,692	66.7%
6 Mos		885,173	67.3%		1,040,707	67.3%		1,127,135	68.5%		818,687	64.9%
9 Mos		1,453,372	66.7%		1,685,750	66.9%		1,719,078	67.6%		1,305,617	64.4%
Q4 2006 Results are based on 14-week quarter

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

	2006
	(53 week year)		2007		2008		2009
PERIOD		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
4. Total Stores and Distribution Expense
1st Qtr	258,352	39.3%	308,238	41.5%	341,788	42.7%	389,599	63.6%
2nd Qtr	270,494	41.1%	334,417	41.6%	360,719	42.6%	367,199	56.6%
3rd Qtr	308,456	35.7%	355,770	36.5%	386,545	43.1%	370,064	48.3%
4th Qtr	349,770	30.7%	388,421	31.6%	422,459	42.3%

Year	1,187,071	35.8%	1,386,846	37.0%	1,511,511	42.7%
6 Mos	528,846	40.2%	642,655	41.5%	702,507	42.7%	756,798	60.0%
9 Mos	837,302	38.4%	998,425	39.6%	1,089,052	42.8%	1,126,862	55.6%

		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
5. Total Marketing, General and Administrative Expense
1st Qtr	89,699	13.6%	90,175	12.1%	104,698	13.1%	92,537	15.1%
2nd Qtr	85,340	13.0%	98,440	12.2%	109,024	12.9%	88,671	13.7%
3rd Qtr	97,167	11.3%	103,996	10.7%	104,959	11.7%	88,123	11.5%
4th Qtr	101,623	8.9%	103,147	8.4%	100,978	10.1%

Year	373,828	11.3%	395,758	10.6%	419,659	11.9%
6 Mos	175,039	13.3%	188,615	12.2%	213,722	13.0%	181,208	14.4%
9 Mos	272,206	12.5%	292,611	11.6%	318,681	12.5%	269,331	13.3%

		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
6. Other Operating Income, Net
1st Qtr	(2,121)	-0.3%	(3,854)	-0.5%	(2,941)	-0.4%	(1,335)	-0.2%
2nd Qtr	(3,005)	-0.5%	(3,551)	-0.4%	(754)	-0.1%	(3,333)	-0.5%
3rd Qtr	(266)	0.0%	(1,310)	-0.1%	299	0.0%	(1,609)	-0.2%
4th Qtr	(4,592)	-0.4%	(3,019)	-0.2%	(5,468)	-0.5%

Year	(9,983)	-0.3%	(11,734)	-0.3%	(8,864)	-0.3%
6 Mos	(5,126)	-0.4%	(7,405)	-0.5%	(3,695)	-0.2%	(4,668)	-0.4%
9 Mos	(5,392)	-0.2%	(8,715)	-0.3%	(3,396)	-0.1%	(6,277)	-0.3%
Q4 2006 Results are based on 14-week quarter

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

	2006
PERIOD	(53 week year)		2007		2008		2009

		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
7. Operating Income (Loss)
1st Qtr	83,985	12.8%	92,710	12.5%	90,621	11.3%	(93,117)	-15.2%
2nd Qtr	102,429	15.6%	124,132	15.4%	123,980	14.7%	(21,534)	-3.3%
3rd Qtr	162,841	18.9%	186,587	19.2%	100,140	11.2%	30,352	4.0%
4th Qtr	308,834	27.1%	337,068	27.4%	124,645	12.5%

Year	658,090	19.8%	740,497	19.7%	439,386	12.4%
6 Mos	186,415	14.2%	216,842	14.0%	214,601	13.0%	(114,651)	-9.1%
9 Mos	349,256	16.0%	403,429	16.0%	314,741	12.4%	(84,299)	-4.2%

		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
8. Interest Income, Net
1st Qtr	(3,166)	-0.5%	(3,711)	-0.5%	(7,646)	-1.0%	(1,374)	-0.2%
2nd Qtr	(2,765)	-0.4%	(4,143)	-0.5%	(1,757)	-0.2%	(1,778)	-0.3%
3rd Qtr	(3,252)	-0.4%	(4,618)	-0.5%	(560)	-0.1%	461	0.1%
4th Qtr	(4,714)	-0.4%	(6,356)	-0.5%	(1,419)	-0.1%

Year	(13,896)	-0.4%	(18,828)	-0.5%	(11,382)	-0.3%
6 Mos	(5,931)	-0.5%	(7,854)	-0.5%	(9,403)	-0.6%	(3,152)	-0.3%
9 Mos	(9,183)	-0.4%	(12,472)	-0.5%	(9,963)	-0.4%	(2,691)	-0.1%

		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
9. Pre-tax Income (Loss)
1st Qtr	87,151	13.3%	96,421	13.0%	98,267	12.3%	(91,743)	-15.0%
2nd Qtr	105,194	16.0%	128,275	15.9%	125,737	14.9%	(19,756)	-3.0%
3rd Qtr	166,093	19.2%	191,205	19.6%	100,700	11.2%	29,891	3.9%
4th Qtr	313,548	27.5%	343,424	27.9%	126,064	12.6%

Year	671,986	20.3%	759,325	20.2%	450,768	12.7%
6 Mos	192,346	14.6%	224,696	14.5%	224,004	13.6%	(111,499)	-8.8%
9 Mos	358,439	16.4%	415,901	16.5%	324,704	12.8%	(81,608)	-4.0%
Q4 2006 Results are based on 14-week quarter

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

	2006
PERIOD	(53 week year)		2007		2008		2009
		(Tax Rate)		(Tax Rate)		(Tax Rate)		(Tax Rate)
10. Taxes
1st Qtr	30,911	35.5%	36,340	37.7%	36,151	36.8%	(32,503)	35.4%
2nd Qtr	39,472	37.5%	47,000	36.6%	47,905	38.1%	6,991	-35.4%
3rd Qtr	64,062	38.6%	73,620	38.5%	36,800	36.5%	(8,892)	-29.7%
4th Qtr	115,356	36.8%	126,668	36.9%	57,657	45.7%

Year	249,800	37.2%	283,628	37.4%	178,513	39.6%
6 Mos	70,383	36.6%	83,340	37.1%	84,056	37.5%	(25,512)	22.9%
9 Mos	134,445	37.5%	156,960	37.7%	120,856	37.2%	(34,404)	42.2%

		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
11. Net Income (Loss)
1st Qtr	56,240	8.6%	60,081	8.1%	62,116	7.8%	(59,240)	-9.7%
2nd Qtr	65,722	10.0%	81,275	10.1%	77,832	9.2%	(26,747)	-4.1%
3rd Qtr	102,031	11.8%	117,585	12.1%	63,900	7.1%	38,783	5.1%
4th Qtr	198,192	17.4%	216,756	17.6%	68,407	6.9%

Year	422,186	12.7%	475,697	12.7%	272,255	7.7%
6 Mos	121,963	9.3%	141,356	9.1%	139,948	8.5%	(85,987)	-6.8%
9 Mos	223,994	10.3%	258,941	10.3%	203,848	8.0%	(47,204)	-2.3%

		(% Change)		(% Change)		(% Change)		(% Change)
12. Net Income (Loss)
1st Qtr	56,240	39.3%	60,081	6.8%	62,116	3.4%	(59,240)	NM
2nd Qtr	65,722	14.5%	81,275	23.7%	77,832	-4.2%	(26,747)	NM
3rd Qtr	102,031	42.5%	117,585	15.2%	63,900	-45.7%	38,783	-39.3%
4th Qtr	198,192	20.4%	216,756	9.4%	68,407	-68.4%

Year	422,186	26.4%	475,697	12.7%	272,255	-42.8%
6 Mos	121,963	24.8%	141,356	15.9%	139,948	-1.0%	(85,987)	NM
9 Mos	223,994	32.3%	258,941	15.6%	203,848	-21.3%	(47,204)	NM

		(% Change)		(% Change)		(% Change)		(% Change)
13. Net Income (Loss) per Diluted Share
1st Qtr	$0.62	37.8%	$0.65	5.0%	$0.69	6.2%	($0.68)	NM
2nd Qtr	$0.72	14.4%	$0.88	22.2%	$0.87	-1.1%	($0.30)	NM
3rd Qtr	$1.11	40.5%	$1.29	16.2%	$0.72	-44.2%	$0.44	-38.9%
4th Qtr	$2.14	18.9%	$2.40	12.1%	$0.78	-67.5%

Year	$4.59	25.4%	$5.20	13.3%	$3.05	-41.3%
6 Mos	$1.34	25.2%	$1.53	14.2%	$1.55	1.3%	($0.98)	NM
9 Mos	$2.44	30.5%	$2.82	15.6%	$2.27	-19.5%	($0.54)	NM
Q4 2006 Results are based on 14-week quarter

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

	2006
PERIOD	(53 week year)		2007		2008		2009

14. Weighted-Average Shares Outstanding (Basic and Diluted)
1st Qtr	91,327		92,292		90,138		87,697
2nd Qtr	91,178		92,294		89,963		87,878
3rd Qtr	92,146		91,133		88,806		88,730
4th Qtr	92,572		90,235		88,258

Year	92,010		91,523		89,291
6 Mos	91,274		92,369		90,051		87,788
9 Mos	91,675		91,937		89,636		87,839

15. Actual Shares Outstanding — End of Period
1st Qtr	87,958		87,867		86,446		87,840
2nd Qtr	88,038		88,292		86,999		87,908
3rd Qtr	88,192		86,050		87,048		87,961
4th Qtr	88,300		86,156		87,055

		(% Increase)		(% Increase)		(% Increase)		(% Increase)
16. Number of Stores — End of Period
1st Qtr	846	8.0%	954	12.8%	1,047	9.7%	1,126	7.5%
2nd Qtr	880	9.5%	984	11.8%	1,081	9.9%	1,132	4.7%
3rd Qtr	912	11.2%	1,014	11.2%	1,106	9.1%	1,130	2.2%
4th Qtr	944	10.9%	1,035	9.6%	1,125	8.7%

		(% Increase)		(% Increase)		(% Increase)		(% Increase)
17. Gross Square Feet — End of Period
1st Qtr	5,974	7.2%	6,774	13.4%	7,437	9.8%	8,028	7.9%
2nd Qtr	6,220	9.6%	6,994	12.4%	7,674	9.7%	8,120	5.8%
3rd Qtr	6,441	11.3%	7,188	11.6%	7,858	9.3%	8,131	3.5%
4th Qtr	6,694	11.1%	7,337	9.6%	8,023	9.3%
Q4 2006 Results are based on 14-week quarter